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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): November 21, 2002
                                                  -----------------


                               LUCILLE FARMS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                                        1-12506                          13-2963923
---------------------------                 --------------------------             ----------------------
(State or Other Juris-                      (Commission File No.)                  (IRS Employer
diction of Incorporation)                                                          Identification No.)


150 River Road, Montville, New Jersey                             07045
----------------------------------------                       -----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
                                                   ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  Changes in Registrant's Certifying Accountant.

         On November 21, 2002, the Board of Directors of the Company unanimously approved the accounting firm of Wiss & Company, LLP to serve as the Company's independent accountant for the fiscal year ending March 31, 2003 and proposes the ratification of such decision at the Annual Meeting of the Company, scheduled for December 20, 2002. Wiss & Company, LLP has accepted the selection by the Company's Board of Directors to serve as the Company's independent accountant.

         The Company requested that Wiss & Company, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether Wiss & Company, LLP agrees with the above statements. A copy of the letter, dated November 21, 2002, is filed as an exhibit hereto.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

             16.        Letter from Wiss & Company, LLP to the
                        Securities and Exchange Commission dated
                        November 21, 2002.

                                       3
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                                   Signatures:
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             LUCILLE FARMS, INC.



                                             By: /s/ Alfonso Falivene
                                                -----------------------------
                                                Alfonso Falivene, President




Date:    November 21, 2002

                                       4
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                                  Exhibit Index


No.          Description

16. Letter from Wiss & Company, LLP to the Securities and Exchange Commission dated November 21, 2002


                                       5